SCOR-SUM SUP-1 101811
Summary Prospectus Supplement dated October 18, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, Investor and Institutional Class shares of the Fund listed below:
Invesco Structured Core Fund
Effective November 15, 2011 the following information replaces the table in its entirety appearing under the heading “Management of the Fund” in each prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Michael Abata	Portfolio Manager	2011
Glen Murphy	Portfolio Manager	2010
Daniel Tsai	Portfolio Manager	2011
Anne Unflat	Portfolio Manager	2010
Andrew Waisburd	Portfolio Manager	2011”